OLD MUTUAL FUNDS I

Old Mutual Analytic Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

Supplement dated July 22, 2010

to the Prospectus dated November 19, 2009, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I.  You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Objective and Strategy Modification

On or around September 24, 2010, the investment objective and main investment strategies of the Old Mutual Analytic Fund will be modified.  Accordingly, the investment objective and main investment strategies of the Old Mutual Analytic Fund beginning on page 5 of the Prospectus will be replaced in its entirety as follows:

“Investment Objective and Main Investment Strategies

Old Mutual Analytic Fund (the “Fund”) seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.  The Fund may change its investment objective without shareholder approval.  To pursue its objective, the Fund normally invests in a combination of stocks, debt securities, and derivative instruments.  The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.  This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

Equity Strategy.  The Fund invests primarily in long and short positions in U.S. large cap stocks included in the Russell 1000® Index, although the Fund may invest in other equity securities.  The Russell 1000® Index consists of the largest 1,000 domestic companies based on market capitalization.  The Fund buys securities “long” that Analytic believes will outperform and sells securities “short” that Analytic believes will underperform.  The Fund intends to take long and short equity positions that may vary over time based on Analytic’s assessment of market conditions and other factors.  The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash.  The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model.  The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

Options Strategy.  The options strategy is intended to reduce overall portfolio risk.  The Fund’s options strategy primarily focuses on the use of writing (selling) call options on equity indexes or index exchange traded funds (“ETFs”).  For these purposes, the Fund treats options on indexes and ETFs as being written on securities having an aggregate value equal to the face or notional amount of the index or ETF subject to the option.  Writing index and ETF call options is intended to reduce the Fund’s volatility and provide income, although it may also reduce the Fund’s ability to profit from increases in the value of its equity portfolio.  The Fund may sell call options on broad-based domestic equity indexes or ETFs, such as the Standard and Poor’s (“S&P”)100® Index, as well as on narrower market indexes or ETFs or on indexes or ETFs of companies in a particular industry or sector.  The Fund may also sell call options on foreign indexes or ETFs.  The Fund seeks to write options on broad and narrow-based indexes and ETFs that correlate with the price movements of the Fund’s equity securities.

The Fund may also buy index put options to help protect the Fund from market declines that may occur in the future as the value of an index put options increases as the prices of the stocks constituting the index decrease.  However, during periods of market appreciation, the value of the index put option decreases as these stocks increase in price.

The Fund may also write (sell) covered call options on individual equity securities to generate income.    A covered call is a transaction in which the seller of call options owns the corresponding amount of shares of a security.  When the Fund writes a covered call option, the Fund makes an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium.  The Fund may also purchase put options on individual equity securities which it owns.  A put option gives the Fund the right, but not the obligation, to sell an underlying security to the writer of the option at an agreed-upon strike price on or before a predetermined date in the future.

Other Derivative Strategies.  In addition to the options strategy, the Fund may use other derivatives for a variety of purposes, including to:

•	hedge against market and other risks in the portfolio;
•	manage cash flows; and
•	maintain market exposure and adjusting the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs.

Analytic may use futures contracts as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio.  A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.”

Additional Benchmark

In addition to the Analytic Fund’s primary benchmark index, the S&P 500 Index, the Analytic Fund’s performance will also be compared to the Citi 3-Month T-Bill Index.  Accordingly, the average annual total return table for the Analytic Fund on page 8 of the Prospectus is hereby replaced in its entirety as follows:

“Average Annual Total Returns as of December 31, 2009

The Fund’s returns in the table below include applicable sales loads.  The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary.

	1 Year	5 Years	10 Years or Since Inception
Institutional Class
Return Before Taxes	4.66%	N/A	(6.46)% 4
Return After Taxes on Distributions	4.66%	N/A	(7.24)% 4
Return After Taxes on Distributions and Sale of Fund Shares 1	3.03%	N/A	(5.71)% 4
Class A
Return Before Taxes	(1.51)%	N/A	(5.04)% 5
Class C
Return Before Taxes	2.65%	N/A	(4.56)% 5
Class Z
Return Before Taxes	4.78%	(2.42)%	(0.37)%
Standard & Poor’s 500 Index 2	26.46%	0.42%	(0.95)%
Citi 3-Month T-Bill Index 3	0.16%	2.88%	2.84%

1
When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

2	The unmanaged S&500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

3	The unmanaged Citi 3-Month T-Bill Index is an index of three-month Treasury bills.

4	The inception date for Institutional Class shares is December 9, 2005.

5	The Predecessor Fund began offering Class A and Class C shares on March 31, 2005.”

Investment Advisory Fee Reduction

Effective August 1, 2010, Analytic Fund’s investment advisory fee will be reduced to 0.85%.  In addition, the expense limitation arrangement for Analytic Fund has been extended.  Accordingly, the Analytic Fund’s Fees and Expenses Table on page 9 of the Prospectus is hereby replaced in its entirety as follows to reflect current fees.

“Fees and Expenses Table

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None 1	1.00%	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00
Redemption/Exchange Fee 2 (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees3	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Dividend Expense on Short Sales	0.36%	0.36%	0.36%	0.35%
Interest Expense	0.16%	0.16%	0.16%	0.16%
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	0.40%	0.69%	0.50%	0.51%
Total Other Expenses	0.92%	1.46%	1.27%	1.02%
Total Operating Expenses	1.77%	2.31%	2.87%	1.87%
Fee Waivers and/or Expense Reimbursement 4	(0.00)%	(0.24)%	(0.05)%	(0.06)%
Net Operating Expenses	1.77%	2.07%	2.82%	1.81%

1
If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

2	Imposed on redemptions within 10 calendar days of purchase.

3
Effective August 1, 2010, the Fund’s Management Fee was reduced from 0.95% to 0.85%.  As a result, the expenses in the Fees and Expenses Table has been restated to reflect current fees and the Total Operating Expenses shown in the Fees and Expenses Table does not correlate with the Ratio of Gross Expenses to Average Net Assets shown in the Financial Highlights.

4
Effective July 22, 2010, the Adviser contractually  agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.25% for Institutional Class shares, 1.55% for Class A shares, 2.30% for Class C shares, and 1.30% for Class Z shares through December 31, 2011.  The Adviser will consider further reductions to these limits on an annual basis.

Effective January 1, 2012, the Adviser contractually agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Institutional Class shares and Class Z shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2020.  The Adviser will consider further reductions to these limits on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by showing what you could pay in Fund expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table and footnotes above.  It uses the same hypothetical conditions other funds use in their prospectuses:  $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period.  Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$180	$558	$960	$2,085
Class A	$773	$1,233	$1,718	$3,050
Class C
with redemption	$385	$884	$1,509	$3,190
without redemption	$285	$884	$1,509	$3,190
Class Z	$184	$582	$1,005	$2,186”

Distributed by Old Mutual Investment Partners
R-10-046 7/2010